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                                                                  EXHIBIT 10.107




                            INDEMNIFICATION AGREEMENT


                                     between


                       FINANCIAL SECURITY ASSURANCE INC.,


                                       and

                      NATIONAL FINANCIAL AUTO FUNDING TRUST







                          Dated as of September 1, 1999


                       National Auto Finance 1999-1 Trust
          $48,000,000 7.26% Class A Automobile Receivables-Backed Notes


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                            INDEMNIFICATION AGREEMENT



         INDEMNIFICATION AGREEMENT dated as of September 1, 1999, between FINANCIAL SECURITY ASSURANCE INC. ("Financial Security") and NATIONAL FINANCIAL AUTO FUNDING TRUST (the "Company"),

Section 1. Definitions. Unless otherwise defined in this Agreement, all terms defined in the Sale and Servicing Agreement shall have the same meanings in this Agreement. For purposes of this Agreement, the following terms shall have the meanings provided below:

         "Agreement" means this Indemnification Agreement, as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof.

         "Commission" means the Securities and Exchange Commission.

         "Company Party" means any of the Company, its parent, subsidiaries and affiliates and any trustee, holder of beneficial ownership interest, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Federal Securities Laws" means the Securities Act, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Public Utility Holding Company Act of 1935, each as amended from time to time, and the rules and regulations in effect from time to time under such Acts.

         "Financial Security Agreements" means this Agreement, the Spread Account Agreement, the Spread Account Agreement Supplement and the Insurance Agreement.

         "Financial Security Information" has the meaning provided in Section 2(g) hereof.

         "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Indemnified Party" means any party entitled to any indemnification pursuant to Section 3 hereof.

         "Indemnifying Party" means any party required to provide indemnification pursuant to Section 3 hereof.


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         "Indenture" means the Indenture dated as of September 1, 1999, between
National Auto Finance 1999-1 Trust and Harris Trust and Savings Bank, as Indenture Trustee and Trust Collateral Agent, as the same may be amended and supplemented from time to time in accordance with its terms.

         "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of September 1, 1999, among Financial Security, the Trust, the Company and NAFI, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Losses" means (a) any actual out-of-pocket damages incurred by the party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or expenses incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

         "NAFI" means National Auto Finance Company, Inc., a Delaware corporation.

         "Offering Document" means the Offering Memorandum and any other material or documents delivered by the Company to any Person in connection with the offer or sale of the Securities.

         "Offering Memorandum" means the Offering Memorandum dated as of September 24, 1999 relating to the Securities and any amendment or supplement thereto.

         "Person" means any individual, partnership, joint venture, corporation, limited liability company, limited liability partnership, trust, unincorporated organization or other organization or entity (whether governmental or private).

         "Policy" means the financial guaranty insurance policy delivered by Financial Security with respect to the Securities.

         "Rule 144A Information" means any information provided to any holder or prospective purchaser of the Notes, pursuant to Section 11.11 of the Indenture.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of September 1, 1999, among the Trust, the Company, NAFI, as Servicer, and Harris Trust and Savings Bank, not in its individual capacity but solely as Backup Servicer and Trust Collateral Agent.


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         "Securities" means the National Auto Finance 1999-1 Trust $48,000,000
7.26% Class A Automobile Receivables-Backed Notes, described in the Offering Document and issued pursuant to the Indenture and covered by the Policy.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, and any rule or regulation in effect from time to time under such Act.

         "Spread Account Agreement" means the First Amended and Restated Master Spread Account Agreement dated as of March 31, 1998, by and among the Company, Financial Security, the Collateral Agent and the Trustee specified therein, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Spread Account Agreement Supplement" means the Series 1999-1 Supplement, dated as of September 1, 1999 to the Spread Account Agreement among the Company, Financial Security, the Collateral Agent and the Trustee specified therein.

         "Trust" means the National Auto Finance 1999-1 Trust, a Delaware business trust.

Section 2. Representations, Warranties and Agreements of Financial Security. Financial Security represents, warrants and agrees with the parties hereto as follows:

         (a) Organization, Etc. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

         (b) Authorization, Etc. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

         (c) Validity, Etc. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of this Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

         (d) Exemption From Registration. The Policy is exempt from registration under the Securities Act.

         (e) No Conflicts. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security nor result in a breach of, or constitute a


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default under, any material agreement or other instrument to which Financial
Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

         (f) Financial Information. The consolidated balance sheets of Financial Security as of December 31, 1998 and December 31, 1997 and the related consolidated statements of income, changes in shareholder equity and cash flows for the fiscal years then ended and the interim consolidated balance sheet of Financial Security as of June 30, 1999, and the related statements of income, changes in shareholder equity and cash flows for the interim period then ended, furnished by Financial Security to the Company, fairly present in all material respects the financial condition of Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

         (g) Financial Security Information. The information in the Offering Memorandum set forth under the caption "The Note Insurer", (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in an Offering Memorandum with respect to a registrant in connection with the offer and sale of securities of such registrant registered under the Securities Act. Within such limited scope of disclosure, however, as of the date of such Offering Memorandum and as of the closing date, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

         (h) Additional Information. Financial Security will furnish to the Company, upon request of the Company, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments). In addition, if the delivery of an Offering Memorandum relating to the Securities is required at any time prior to the expiration of nine months after the time of issuance of the Offering Memorandum in connection with the offering or sale of the Securities, the Company will notify Financial Security of such requirement to deliver an Offering Memorandum and Financial Security will promptly provide the Company with any revisions to the Financial Security Information that are in the judgment of


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Financial Security necessary to prepare an amended Offering Memorandum or a supplement to the Offering Memorandum.

         (i) Opinion of Counsel. Financial Security will furnish to the Company on the closing date for the sale of the Securities an opinion of its Assistant General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Company.

         (j) Consents and Reports of Independent Accountants. Financial Security will furnish to the Company, upon request, as comfort from its independent accountants in respect of its financial condition, (i) at the expense of the Person specified in the Insurance Agreement, a copy of the Offering Memorandum, including either a manually signed consent or a manually signed report of Financial Security's independent accountants, and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its insurance financial strength by Moody's Investors Service, Inc. or its insurer financial strength by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account facts and assumptions not described in the Offering Memorandum and the facts and assumptions considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

Section 3.        Indemnification.

         (a) Financial Security agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Company Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Company Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

         (b) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.


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Section 4. Indemnification Procedures. Except as provided below in Section 5 with respect to contribution, the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and
(B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all the Company Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Company in respect of the Company Parties and by Financial Security in respect of the Financial Security Parties. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.


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Section 5.        Contribution.

         (a) To provide for just and equitable contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section 5), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement on the basis of the relative fault of each of the parties as set forth in Section 5(b) below; provided, however, that an Indemnifying Party shall in no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.

         (b) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

         (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information, and that the balance of the Offering Document shall be the responsibility of the Company.

         (d) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

Section 6.        Miscellaneous.

         (a) Notices. All notices and other communications provided for under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto:


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    If to Financial Security:       Financial Security Assurance Inc.
                                    350 Park Avenue
                                    New York, NY 10022
                                    Attention: Senior Vice President -
                                    Transaction Oversight (with a copy to the
                                    attention of the General Counsel)
                                    Re:  National Auto Finance 1999-1 Trust,
                                    $48,000,000 7.26% Class A Automobile
                                    Receivables-Backed Notes
                                    Confirmation:    (212) 826-0100
                                    Telecopy Nos.:   (212) 339-3518,
                                            (212) 339-3529
                                    (in each case in which notice or other
                                    communication to Financial Security refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group and each such notice shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

         If to the Company:         National Financial Auto Funding Trust
                                    c/o Chase Manhattan Bank Delaware
                                    1201 Market Street
                                    Wilmington, Delaware 19801

                                    Attention:  Corporate Trust Administration

                                    Telecopy No.:      (302) 984-4903
                                    Confirmation:      (302) 428-3375

         with a copy to:            Chase Manhattan Bank Delaware
                                    c/o The Chase Manhattan Bank, N.A.
                                    4 Chase Metrotech Center
                                    Brooklyn, New York  11242

                                    Attention:  Corporate Trust Administration

                                    Telecopy No.:      (718) 242-3529
                                    Confirmation:   (718) 242-7283

         (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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         (c) Assignments. This Agreement may not be assigned by any party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

         (d) Amendments. Amendments of this Agreement shall be in writing signed by each party hereto.

         (e) Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the Company under the Underwriting Agreement or the Insurance Agreement.

         (f) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

         (g) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Chase Manhattan Bank Delaware, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Chase Manhattan Bank Delaware, but is made and intended for the purpose of binding only the Trust and
(c) under no circumstances shall Chase Manhattan Bank Delaware, be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Transaction Documents.


                     [Remainder of Page Intentionally Blank]

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         IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed and delivered as of the date first above written.

                               FINANCIAL SECURITY ASSURANCE INC.


                               By: /s/ AUTHORIZED SIGNATURE
                                  ---------------------------------------------
                                   Name:
                                   Title:


                               NATIONAL FINANCIAL AUTO FUNDING
                               TRUST


                               By:  CHASE MANHATTAN BANK
                                    DELAWARE, not in its individual capacity,
                                    but solely as owner trustee for National
                                    Financial Auto Funding Trust


                               By: /s/ DENIS KELLY
                                  ---------------------------------------------
                                   Name: Denis Kelly
                                   Title: Assistant Vice President

                                    EXHIBIT A


                      OPINION OF ASSISTANT GENERAL COUNSEL


                  Based upon the foregoing, I am of the opinion that:

         1. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

         2. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

         3. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

         4. The Policy is exempt from registration under the Securities Act of 1933, as amended (the "Act").

         5. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which Financial Security is a party or by which it or any of its property is bound or, to the best of my knowledge, violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

         In addition, please be advised that I have reviewed the description of Financial Security under the caption "The Insurer" in the Offering Memorandum dated September 24, 1999, (the "Offering Document") of the Company with respect to the Securities. The information provided in the Offering Document with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be


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included in an Offering Memorandum with respect to a registrant under the Act in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial Security referred to above, as of the date of the Offering
Document, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion is rendered with respect to any financial statements or other financial information contained or referred to therein).


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                                TABLE OF CONTENTS

                                                                                                      Page
Section 1.  Definitions.................................................................................1

Section 2.  Representations, Warranties and Agreements of Financial Security............................3

Section 3.  Representations, Warranties and Agreements of the Company...................................6

Section 4.  Indemnification.............................................................................6

Section 5.  Indemnification Procedures..................................................................7

Section 6.  Contribution................................................................................8

Section 7.  Miscellaneous...............................................................................9

         EXHIBIT A  Opinion of Assistant General Counsel